                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential for Use of the Commision
                                         only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement     [ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            WESTERN SIERRA BANCORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                                June 28, 1999





Dear Shareholders:

You are cordially invited to attend Western Sierra Bancorp's Annual Meeting of Shareholders which will be held at Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California, on Tuesday, July 27, 1999, at 6:00 p.m.

At the Meeting, shareholders will be asked to elect directors for the ensuing year, amend the Bylaws to change the range of directors, adopt the Western Sierra Bancorp 1999 Stock Option Plan and ratify the appointment of auditors. Information regarding the nominees for election of directors, the amendment of the Bylaws, the 1999 Stock Option Plan and the appointment of auditors is set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the Proxy Statement, "FOR" the amendment of the Bylaws, "FOR" approval of the 1999 Stock Option Plan and "FOR" the appointment of auditors.





                                       Joseph A. Surra
                                       Chairman of the Board

                             WESTERN SIERRA BANCORP
                          4011 PLAZA GOLDORADO CIRCLE
                         CAMERON PARK, CALIFORNIA 95682

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 27, 1999


TO THE SHAREHOLDERS OF
WESTERN SIERRA BANCORP:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Western Sierra Bancorp (the "Bancorp") will be held at the Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California, on July 27, 1999 at 6:00 p.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect fifteen (15) persons to serve as directors of the Bancorp until their successors are duly elected and qualified.

               Robert G. Albrecht                 Thomas Manz
               Charles W. Bacchi                  Harold S. Prescott, Jr.
               Barbara L. Cook                    Darol B. Rasmussen
               Kirk Doyle                         Osvaldo I. Scariot
               William J. Fisher                  Richard C. Seeba
               Gary D. Gall                       Joseph A. Surra
               Richard L. Golemon                 Howard "Bud" Van Lente
               John Helms

2. AMENDMENT OF BYLAWS. To amend Section 3.2 of the Bancorp's Bylaws to change the range of directors from 8 to 15, to 11 to 21.

3. ADOPTION OF STOCK OPTION PLAN. To adopt the Western Sierra Bancorp 1999 Stock Option Plan.

4. RATIFICATION OF AUDITORS. To ratify the appointment of Perry-Smith & Co., LLP as the Bancorp's independent auditors for the year 1999.

5. TRANSACTION OF OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The board of directors has fixed the close of business on June 15, 1999 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

The Bylaws of the Bancorp set forth the following procedures for nominations to the board of directors:

     Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or
     (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                       BY ORDER OF THE BOARD OF DIRECTORS





Dated: June 28, 1999                   Osvaldo I. Scariot, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE BANCORP AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

                             WESTERN SIERRA BANCORP

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JULY 27, 1999




                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1999 Annual Meeting of Shareholders (the "Meeting") of Western Sierra Bancorp (the "Bancorp") to be held on Tuesday, July 27, 1999 at 6:00 p.m. at the Cameron Park County Club, 3201 Royal Drive, Cameron Park, California, and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of, and to vote at, the Meeting on or about June 28, 1999.

REVOCABILITY OF PROXIES

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" ALL OF THE MATTERS PRESENTED HEREIN, AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Bancorp's board of directors (the "Board"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Bancorp. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Bancorp and Western Sierra National Bank, Lake Community Bank and Roseville 1st National Bank (collectively referred to as the "Banks") may solicit Proxies personally or by telephone, without receiving special compensation therefor.

                               VOTING SECURITIES

There were issued and outstanding ______ shares of the Bancorp's common stock ("Common Stock") on June 15, 1999, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Bancorp as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Bancorp gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit.


                            SHAREHOLDINGS OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Management of the Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of June 15, 1999, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of the Bancorp's directors, named executive officers and principal shareholders and by the directors and officers of the Bancorp as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of June 15, 1999.

                                              AMOUNT AND NATURE OF
      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP         PERCENT OF CLASS
---------------------------                   --------------------         ----------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Robert G. Albrecht                                  81,700(1)
Charles W. Bacchi                                    9,181(2)
Barbara L. Cook                                      8,477(3)
Kirk Doyle                                          12,963(4)
William J. Fisher                                   10,487(5)
Gary D. Gall                                       100,244(6)
Richard L. Golemon                                  91,475(7)
John H. Helms                                       36,354(8)
Thomas Manz                                         27,744(9)
Stephanie M. Marsh                                  6,858(10)
Harold S. Prescott, Jr.                            54,789(11)
Darol B. Rasmussen                                 53,158(12)
Osvaldo I. Scariot                                 89,334(13)
Richard C. Seeba                                   43,527(14)
Joseph A. Surra                                    99,159(15)
Howard "Bud" Van Lente                             24,858(16)

All Directors and                                 629,985(17)
Officers as a Group (21 in all)

---------------------
*     Less than 1%.


(1) Mr. Albrecht has shared voting and investment powers as to 75,036 of these shares. The amount includes 6,664 shares acquirable by exercise of stock options.

(2) Mr. Bacchi has shared voting and investment powers as to 3,217 of these shares. The amount includes 2,000 shares acquirable by exercise of stock options.

(3)   The amount includes 2,000 shares acquirable by exercise of stock options.

(4) Mr. Doyle has shared voting and investment powers as to 12,963 of these shares.

(5) Mr. Fisher has shared voting and investment powers as to 3,823 of these shares. The amount includes 6,664 shares acquirable by exercise of stock options.

(6) Mr. Gall has shared voting and investment powers as to a total of 71,050 of these shares. Of these 71,050 shares, Mr. Gall has shared voting and investment powers as to 69,755 shares in his capacity as a trustee for the Bancorp's ESOP and KSOP. The amount includes 29,194 shares acquirable by exercise of stock options.

(7) Mr. Golemon has shared voting and investment powers as to a total of 69,755 of these shares in his capacity as a trustee for the Bancorp's KSOP and ESOP. The amount includes 6,664 shares acquirable by exercise of stock options.

(8) Mr. Helms has shared investment and voting powers as to 36,354 of these shares.

(9) Mr. Manz has shared investment powers as to 13,258 of these shares. The amount includes 5,450 shares acquirable by exercise of stock options.

                     (Footnotes continued on the following page.)

(10) Ms. Marsh has shared voting and investment powers as to 822 of these shares. The amount includes 5,778 shares acquirable by exercise of stock options.

(11) Mr. Prescott has shared voting and investment powers as to 43,725 of these shares. The amount includes 6,664 shares acquirable by exercise of stock options.

(12) Dr. Rasmussen has shared voting and investment powers as to 33,645 of these shares. The amount includes 2,000 shares acquirable by exercise of stock options.

(13) Mr. Scariot has shared voting and investment powers as to 87,334 of these shares. The amount includes 2,000 shares acquirable by exercise of stock options.

(14) Mr. Seeba has shared voting and investment powers as to 28,783 of these shares. The amount includes 4,633 shares acquirable by exercise of stock options.

(15) Mr. Surra has shared voting and investment powers as to a total of 92,495 of these shares. Of these 92,495 shares, Mr. Surra has shared voting and investment powers as to 69,755 shares in his capacity as a trustee for the Bancorp's KSOP and ESOP. The amount includes 6,664 shares acquirable by exercise of stock options.

(16) Mr. Van Lente has shared voting and investment powers as to 11,048 of these shares. The amount includes 13,810 shares acquirable by exercise of stock options.

(17) The amount includes 113,055 shares acquirable by exercise of stock options.


SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Bancorp's directors and certain executive officers and persons who own more than ten percent of a registered class of the Bancorp's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 5 were required for those persons, the Bancorp believes that, during 1998 the Reporting Persons complied with all filing requirements applicable to them.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

The persons named below, all of whom are current members of the Board, will be nominated for election as directors at the Meeting to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all fifteen (15) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting.) The fifteen (15) nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth, as of June 15, 1999, the names of, and certain information concerning, the persons to be nominated by the Board for election as directors of the Bancorp.

                                             Year First
          Name and Title                      Appointed                           Principal Occupation
       Other than Director        Age         Director                         During the Past Five Years
-----------------------------     ---        ----------     -------------------------------------------------------------
 Joseph A. Surra                  57            1983        Assistant Superintendent of Business and Facilities of Auburn
 Chairman of the Board                                      Union School District and President of Gold Country
                                                            Hardware, Inc.

 Robert G. Albrecht               80            1983        President and Owner of Coyote Creek Ranch, Inc. Retired in
                                                            September 1983, as President and Chief Executive Officer of
                                                            Wismer and Becker Contractor Engineers.  Served as a
                                                            director of the California Chamber of Commerce and as a
                                                            member of the Board of Governors of the Mercy Hospital
                                                            Foundation.

 Charles W. Bacchi                55            1993        Rancher and partner of Bacchi Ranch.  General Manager and
                                                            partner of EBAR LLC, a cattle ranch operation.

 Barbara L. Cook                  67            1993        Broker Associate with Coldwell Banker.  Former co-owner of
                                                            Coker & Cook Real Estate, which was sold to Coldwell
                                                            Banker.

 Kirk C. Doyle                    45            1999        Owner of Kirk Doyle Realty.

 William J. Fisher                51            1993        President/Broker of Pacific States Development Corporation,
                                                            real estate development and marketing.

 Gary D. Gall                     48            1993        President and Chief Executive Officer of the Bancorp and
 President and Chief Executive                              Western Sierra National Bank.  Mr. Gall has 25 years of
 Officer                                                    community banking experience.

 Richard L. Golemon               66            1983        Retired President and Owner/Operator of Mays Sheet Metal, Inc.
 Vice Chairman

 John H. Helms                    74            1999        Founder and Owner of Helms Petroleum Products Company.

 Thomas Manz                      50            1999        Chairman of the Board of Roseville 1st National Bank and
                                                            Director of Pacific Coast Banker's Bank.  Owner of TMG
                                                            Enterprises, real estate; member of TMG Group LLC, ATM
                                                            sales and placement; and member of KMS LLC, real estate
                                                            development.

 Harold S. Prescott, Jr.          67            1983        Licensed civil engineer and Owner of Prescott Engineering,
                                                            Land Surveying & Civil Engineering.

 Darol B. Rasmussen               77            1987        Retired dentist and past Chairman of El Dorado County
                                                            Planning Commission.

 Osvaldo I. Scariot               72            1983        Retired in 1998.  Former Vice President of El Dorado
 Secretary                                                  Disposal Service and President of El Dorado Landfill Company.

                                             Year First
          Name and Title                      Appointed                               Principal Occupation
       Other than Director        Age         Director                             During the Past Five Years
-----------------------------     ---        ----------     -------------------------------------------------------------
 Richard C. Seeba                 60            1999        Executive Vice President of the Bancorp since May, 1999 and
                                                            President and Chief Executive Officer of Roseville 1st
                                                            National Bank.

 Howard "Bud" Van Lente           72            1999        Chairman of the Board of Lake Community Bank.  Former
                                                            Mayor of the City of Lakeport and two-term member of the
                                                            Lakeport City Council.  General Partner of DeVale, Ltd., real estate investments.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships between any of the directors of the Bancorp. No director or executive officer of the Bancorp serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS AND COMMITTEES

The Bancorp's Board held twelve (12) meetings during 1998. None of the directors attended less than 75 percent of all Board meetings that were held in 1998, other than Messrs. Rasmussen and Scariot. None of the directors attended less than 75% of all Board meetings and committee meetings (of which they were a member) that were held in 1998, other than Messrs. Bacchi, Rasmussen and Scariot, and Ms. Cook.

In 1998, the Bancorp had a standing Audit Committee and a standing Executive Committee.

The Audit Committee, which consisted of Messrs. Albrecht, Bacchi and Prescott, Jr., and Ms. Cook met twelve (12) times in 1998. The purpose of the Audit Committee is to review all internal and external examination reports, review internal audit findings and monitor Year 2000 progress and to select the Bancorp's independent certified public accountants.

The Executive Committee, which consisted of Messrs. Albrecht, Gall, Golemon, Prescott, Jr., Rasmussen and Scariot met twelve (12) times in 1998. The purpose of the Executive Committee is to review policies, review human resource issues, grant stock options and approve other personnel matters which are in excess of management's authority, consider mergers and acquisitions, develop marketing programs and participate in strategic planning, and to make recommendations to the Board regarding nominees for election of directors.

During 1998, the Bancorp did not have a nominating committee.

DIRECTOR COMPENSATION

During 1998, outside directors received $300 per month from the Bancorp for director fees and $300 per month from Western Sierra National Bank for director fees, except the Chairman of the Board who received $1,000 per month from the Bancorp and $300 per month from Western Sierra National Bank. During 1999, outside directors will continue to receive $300 per month from the Bancorp for director fees and directors of each of the Banks will receive $300 per month from the Banks on which they serve, for director fees, except the Chairman of the Board of the Bancorp, who will receive $1,000 per month from the Bancorp and the Chairmen of the Boards of each of the Banks who will receive $500 per month from the Banks on which they serve as Chairman. The outside directors of each of the Banks will also receive $200 per month from the Banks on which they serve as loan committee members.

In November, 1996, each of the then directors, other than Mr. Gall, was granted stock options to acquire 4,664 shares, all at an exercise price of $8.58 per share. The options are for a term of ten years expiring in November, 2006. These options were fully vested upon the grant.

In May, 1999, each of the directors who was a director in 1998, other than Mr. Gall, was granted stock options to acquire 2,000 shares, all at an exercise price of $12.75 per share. The options are for a term of ten years expiring in May, 2009. These options were fully vested upon the grant.

During 1998, each of the directors also participated in Western Sierra National Bank's incentive compensation plan and each, other than Mr. Gall, earned a bonus of $8,190 in 1998.

EXECUTIVE OFFICERS

The following table sets forth information, as of June 15, 1999, concerning executive officers of the Bancorp and certain executive officers of the Banks:

                                                       Position and Principal Occupation
             Name                Age                        For the Past Five Years
-------------------------        ---    --------------------------------------------------------------
 Gary D. Gall                    48     President and Chief Executive Officer of the Bancorp and
                                        Western Sierra National Bank.

 Kirk N. Dowdell                 36     Senior Vice President and Chief Credit Officer of the Bancorp
                                        since May, 1999, and Senior Vice President and Chief Credit
                                        Officer of Western Sierra National Bank since September,
                                        1997.  Former executive officer of Commerce Security Bank,
                                        Sacramento, California.

 Lesa A. Fynes                   40     Controller of the Bancorp and Senior Vice President and Chief
                                        Financial Officer of Western Sierra National Bank.

 Teresa M. Gannon                38     Vice President and Branch Administrator of the Bancorp since
                                        May, 1999 and Vice President and Branch Administrator of
                                        Western Sierra National Bank.

 Stephanie M. Marsh              53     Senior Vice President and Chief Administrative Officer of the
                                        Bancorp since May, 1999 and Senior Vice President and Chief
                                        Administrative Officer of Western Sierra National Bank since
                                        September, 1993.

 Douglas A. Nordell              50     President and Chief Executive Officer of Lake Community Bank
                                        since November, 1998.  Former Executive Vice President and
                                        Chief Credit Officer of Roseville 1st National Bank.

 Richard C. Seeba                60     Executive Vice President of the Bancorp since May, 1999 and
                                        President and Chief Executive Officer of Roseville 1st National
                                        Bank.

 Thomas C. Warren                61     Senior Vice President and Chief Financial Officer of the
                                        Bancorp since May, 1999 and Senior Vice President and Chief
                                        Financial Officer of Roseville 1st National Bank since July,
                                        1996.  Former Business Consultant.

EXECUTIVE COMPENSATION

During 1998, the Bancorp did not pay any cash compensation to its executive officers and no such cash compensation is expected to be paid during 1999. However, the persons serving as the executive officers of Western Sierra received during 1998, and have received in 1999, cash compensation in their capacities as executive officers of Western Sierra National Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term Compensation
                                                                                   ------------------------------------------
             Annual Compensation                                                          Awards          Payouts
-------------------------------------------- -------- -------- --------- --------- ---------- ----------- ------- -----------
                    (a)                        (b)      (c)       (d)       (e)        (f)       (g)        (h)       (i)
-------------------------------------------- -------- -------- --------- --------- ---------- ----------- ------- -----------
                                                                          Other
                                                                          Annual   Restricted                      All Other
                                                                          Compen-     Stock                LTIP     Compen-
                 Name and                             Salary     Bonus   sation(1)   Award(s)  Options/   Payouts  sation(3)
            Principal Position                 Year     ($)       ($)       ($)        ($)      SARs(2)     ($)       ($)
-------------------------------------------- -------- -------- --------- --------- ---------- ----------- ------- -----------
Gary D. Gall                                   1998   140,500   106,486   11,147        0            0       0       9,129
President and Chief Executive Officer of     -------- -------- --------- --------- ---------- ----------- ------- -----------
the Bancorp and Western Sierra National        1997   127,500    67,529    8,497        0       27,500       0      10,773
Bank                                         -------- -------- --------- --------- ---------- ----------- ------- -----------
                                               1996   120,000    37,312    8,260        0       11,660       0       7,580
-------------------------------------------- -------- -------- --------- --------- ---------- ----------- ------- -----------
Stephanie Marsh                                1998    74,940    54,743    3,840        0            0       0       7,938
Senior Vice President and Chief              -------- -------- --------- --------- ---------- ----------- ------- -----------
Administrative Officer of Western Sierra       1997    71,070    33,964    3,750        0         3,300      0       7,162
National Bank                                -------- -------- --------- --------- ---------- ----------- ------- -----------
                                               1996    68,400    18,656    3,495        0         5,830      0       4,710
-------------------------------------------- -------- -------- --------- --------- ---------- ----------- ------- -----------

(1) These amounts represent perquisites consisting of country club fees for all officers; and automobile allowance and family health insurance premiums for Mr. Gall.
(2)   These amounts are adjusted for stock dividends. The Bancorp has no SARs.
(3) This amount represents the cost of premiums for life insurance and Western Sierra National Bank's contribution for the 401(k) Plan and ESOP.

                OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND YEAR END OPTION/SAR VALUE

                (a)                     (b)                   (c)                 (d)                  (e)
----------------------------- ----------------------- ------------------ -------------------- -----------------------
                                                                                                    Value of
                                                                               Number of         Unexercised In-
                                                                              Unexercised           the-Money
                                                                            Options/SARs at      Options/SARs at
                                                                             Year End (#)         Year End ($)
                                Shares Acquired on      Value Realized       Exercisable/         Exercisable/
                Name               Exercise (#)               ($)          Unexercisable(1)     Unexercisable(1)
----------------------------- ----------------------- ------------------ -------------------- -----------------------
Gary D. Gall                             0                    N/A            19,294/21,164       137,142/134,465

Stephanie M. Marsh                       0                    N/A             4,818/4,312         35,694/29,724
----------------------------- ----------------------- ------------------ -------------------- -----------------------

(1)   The Bancorp has no SARs.

EMPLOYMENT CONTRACTS

On December 4, 1997, Western Sierra National Bank entered into an agreement with Mr. Gall to provide him with severance benefits of up to two year's worth of his regular compensation at the time of severance of employment in the event of (i) any merger or consolidation where Western Sierra National Bank is (A) not the surviving or resulting corporation or (B) the surviving corporation and the shareholders of Bancorp at the time immediately prior to such merger will own less than 50% on a direct or indirect basis of the voting equity interests of the surviving corporation after such merger, (ii) upon transfer of all or substantially all of the assets of Western Sierra National Bank, or (iii) a sale of the equity securities of Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert (any of these events shall be referred to as an "Acquisition"). The severance agreement is for a term of 5 years, and in the event of an Acquisition, if Mr. Gall is not given a new employment agreement that is satisfactory to him in his sole discretion within 15 days prior to the date of consummation of the Acquisition, then Western Sierra National Bank shall pay him the severance payment in a lump sum.

On December 4, 1997, Western Sierra National Bank also entered into an agreement with Ms. Marsh to provide her with severance benefits of up to two year's worth of her regular compensation at the time of severance of employment in the event of (i) any merger or consolidation where Western Sierra National Bank is (A) not the surviving or resulting corporation or (B) the surviving corporation and the shareholders of Bancorp at the time immediately prior to such merger will own less than 50% on a direct or indirect basis of the voting equity interests of the surviving corporation after such merger, (ii) upon transfer of all or substantially all of the assets of Western Sierra National Bank, or (iii) a sale of the equity securities of Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert (any of these events shall be referred to as an "Acquisition"). The severance agreement is for a term of 5 years, and in the event of an Acquisition, if Ms. Marsh is not retained by the resulting corporation in a position comparable to that of the highest level senior vice president or a position acceptable to her for a period of up to two years because she is terminated by the resulting corporation or constructively terminated by the resulting corporation, then she is to be paid the severance payment in a lump sum within ten days of such termination.

Mr. Gall also has a salary continuation agreement which provides that Western Sierra National Bank will pay him $75,000 per year for 15 years following his retirement from Western Sierra National Bank at age 65 or later. In the event of disability while Mr. Gall is actively employed prior to age 65, he will receive a benefit amount that is a percentage of the $75,000 per year for 15 years based on the vesting schedule below beginning with the month following his termination of employment. In the event of termination without cause or voluntary termination, Mr. Gall shall receive a benefit amount that is a percentage of the $75,000 per year for 15 years based on the vesting schedule below beginning with the month following the month in which Mr. Gall attains age 65 or terminates employment, whichever is later. In the event Mr. Gall dies while actively employed by Western Sierra National Bank, his beneficiary will receive from Western Sierra National Bank $75,000 per year for 15 years, commencing with the month following Mr. Gall's death. Upon a change of control of Western Sierra National Bank, Mr. Gall will receive from Western Sierra National Bank, $75,000 per year for 15 years, beginning with the month following the month in which Mr. Gall attains age 65 or terminates employment, whichever is later. The vesting schedule is 5% per year of service for the first seventeen years beginning January 9, 1995, and decreases to an additional 3% per year of service for the last five years. Payment of salary continuation benefits to Mr. Gall is subject to his not working as an employee, independent contractor, or consultant of or for a branch of a financial institution located within a 30 mile radius of the headquarters of Western Sierra National Bank for a period of one year after Mr. Gall terminates employment with Western Sierra National Bank.

                                  PROPOSAL 2:
                              AMENDMENT OF BYLAWS

Section 3.2 of the Bancorp's Bylaws currently provides that the range of directors of the Bancorp shall be from 8 to 15. In that it was agreed in the mergers with Lake Community Bank and Roseville 1st Community Bancorp that board members of each of these boards be added to the Bancorp's Board, it is necessary to amend Section 3.2 of the Bancorp's Bylaws to increase the range of the Bancorp's Board to 11 to 21 directors. Therefore, shareholders are requested to approve an amendment of Section 3.2 of the Bancorp's Bylaws to increase the range of the Board from 8 to 15 directors, to 11 to 21 directors.

If the amendment of the Bylaws is approved, it is the intention of the Board to appoint Howard A. "Skip" Jahn as a member of the Board. Mr. Jahn served as a real estate broker with CB Richard Ellis until 1998 and is a Partner of Jackson-Jahn Commercial Real Estate. Mr. Jahn is 54 years of age. Mr. Jahn is the beneficial owner of 19,397 shares of Common Stock, of which he has shared voting and investment powers as to 4,844 shares.

Approval of the amendment of the Bancorp's Bylaws requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF SECTION
3.2 OF THE BANCORP'S BYLAWS.


                                  PROPOSAL 3:
                    ADOPTION OF THE WESTERN SIERRA BANCORP
                            1999 STOCK OPTION PLAN

INTRODUCTION

The Western Sierra Bancorp 1999 Stock Option Plan (the "Plan"), subject to approval by the Bancorp's shareholders, provides for the granting of options to purchase shares of Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the time each option is granted. It is intended that options granted pursuant to the Plan qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Code, or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. The Plan provides that 400,000 shares of the Bancorp's authorized but unissued Common Stock will be available for issuance under the Plan. The summary below is subject to the provisions of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

The Bancorp is unable to make any additional stock option grants in that all of the shares under the Western Sierra Bancorp 1997 Stock Option Plan have been granted. There are currently options outstanding to acquire 253,137 shares of Common Stock. The Board believes it is advisable for the shareholders to adopt the Plan in order to have options available as an additional means of retaining and attracting competent directors and personnel for the Bancorp and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Bancorp and its shareholders.

SUMMARY OF THE PLAN

The Plan will be administered by the Board. All options under the Plan will be granted at an exercise price of not less than 100 percent of the fair market value of the shares of Common Stock on the date of grant, except for an incentive stock option granted to an optionee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Bancorp or a subsidiary of the Bancorp, in which case the option price shall not be less than 110% of the fair market value of such stock. The purchase price of any shares purchased upon exercise is payable in full in cash or, subject to applicable law, with Common Stock previously acquired by the optionee and held by the optionee for a period of at least six months. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the Common Stock on the date of exercise.

Options granted pursuant to the Plan shall be for a term of up to ten (10) years, except for certain incentive stock options described below. Each option shall be exercisable in installments and upon such conditions as the Board shall determine. Options granted shall vest over a period no greater than five years, and no less than 20% of such option shall vest annually. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan. The Plan shall expire on June 15, 2009.

Incentive stock options may be granted to full-time salaried officers and management level employees of the Bancorp or a subsidiary. No director who is not also a full-time salaried officer or management level employee may be granted an incentive stock option pursuant to the Plan. No incentive stock option with a term of more than five (5) years may be granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary of the Bancorp. Nonqualified stock options may be granted to directors, full-time salaried officers and management level employees of the Bancorp or its subsidiaries.

TAX CONSEQUENCES TO THE OPTIONEE

The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

INCENTIVE STOCK OPTIONS. If the optionee is employed by the Bancorp (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan and applicable law, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by the Bancorp (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised for a reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. The Bancorp will be allowed a deduction for federal income tax purposes only if, and to the extent that, the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, the Bancorp will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by the Bancorp for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain, depending on the holding period.

NONQUALIFIED STOCK OPTIONS. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Bancorp may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

If, upon exercise of a nonqualified option, the optionee pays all or part of the purchase price by delivering to the Bancorp shares of already-owned stock, there are no federal income tax consequences to the optionee or the Bancorp to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the Bancorp, and the Bancorp is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to the Bancorp.

Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

EXCISE TAX. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized "parachute payments." A 20% excise tax is imposed on the optionee on any amount so characterized and the Bancorp will be denied any tax deduction for such amount.

WITHHOLDING TAXES. The Bancorp is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. The Bancorp is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

OTHER TERMS AND CONDITIONS

Options under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment or cessation as a director as a result of the optionee's death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to one (1) year (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution. In addition, if an optionee dies during the three month period referred to below, the option shall expire one year after the date of such death.

If an optionee's employment is terminated, unless termination was for cause or if an optionee's directorship is terminated, the optionee shall have the right, for a three-month period after such termination, to exercise that portion of the option which was exercisable immediately prior to such termination. If an optionee's employment is terminated for cause (which shall include malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude), the option shall expire within 30 days of the date of termination. However, in no event may the option be exercised after the end of the original option term.

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof. In the event of liquidation of the Bancorp or upon a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which the Bancorp is not the surviving corporation or the Bancorp becomes a subsidiary of another corporation, a sale of substantially all of the assets of the Bancorp to another corporation, or upon a sale representing more than 80% of equity securities voting power of the Bancorp to any person or entity (any one of which shall be referred to as a "Terminating Event"), the Plan shall terminate and all options theretofore granted shall completely vest and become immediately exercisable. All outstanding options not exercised by the time of the Terminating Event shall at such time terminate. However, any options not exercised at the time of a Terminating Event shall not terminate if they have been assumed or substituted by the successor corporation.

The Board reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to anyone other than a director, officer or management level employee.

No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained. No grants under the Plan have been made; however, it is anticipated that options may be granted to directors and executive officers of the Bancorp in the near future.

Adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE WESTERN SIERRA BANCORP 1999 STOCK OPTION PLAN.

                                  PROPOSAL 4:
                           RATIFICATION OF AUDITORS

The firm of Perry-Smith & Co., LLP, Sacramento, California, served as independent certified public accountants for the Bancorp and the Banks through the year 1998. The Bancorp has selected Perry-Smith & Co., LLP to serve as the Bancorp's independent certified public accountants for the year 1999. All services rendered by Perry-Smith & Co., LLP were approved by the Board, which has determined the firm of Perry-Smith & Co., LLP to be independent. It is expected that one or more representatives of Perry-Smith & Co., LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

In the event shareholders do not ratify the appointment of Perry-Smith & Co., LLP as the Bancorp's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

Ratification of the appointment of Perry-Smith & Co., LLP as the Bancorp's independent certified public accountants for fiscal year 1999 requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PERRY-SMITH & CO., LLP AS THE BANCORP'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1999.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Bancorp's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with the Banks in the ordinary course of business, and the Banks expect to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

On November 24, 1998, the Bancorp signed a note with the O. I. or Linda Scariot Revocable Living Trust dated March 19, 1992 which provides a line of credit totaling $500,000 to the Bancorp. The stated interest rate is 8%, payable monthly, with principal payable on demand or all outstanding principal and interest due on November 24, 1999. As of December 31, 1998, $150,000 was outstanding on this line of credit. Mr. O. I. Scariot is a member of the Board.


                             SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Bancorp's 2000 Annual Meeting of Shareholders is December 31, 1999.

                                 OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                       WESTERN SIERRA BANCORP




Dated:  June 28, 1999                  Osvaldo I. Scariot, Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 1998 is being mailed concurrently with this Proxy Statement to all shareholders of record as of June 15, 1999.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                                      EXHIBIT A

                                WESTERN SIERRA BANCORP

                                1999 STOCK OPTION PLAN



1.    PURPOSE

      The purpose of the Western Sierra Bancorp 1999 Stock Option Plan (the "Plan") is to strengthen Western Sierra Bancorp (the "Bancorp") and those corporations which are or hereafter become subsidiary corporations of the Bancorp by providing an additional means of attracting and retaining competent directors, officers and management level employees and by providing to participating directors, officers and management level employees added incentive for high levels of performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and management level employees may purchase shares of the common stock of the Bancorp pursuant to options granted in accordance with the Plan.

      Options granted pursuant to the Plan are intended to be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified stock options", as shall be determined and designated upon the grant of each option hereunder.


2.    ADMINISTRATION

      The Plan shall be administered by the Board of Directors (the "Board"). Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board shall have the authority to construe and interpret the Plan, define the terms used herein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

      All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all persons, optionees, grantees, subsidiary corporations of the Bancorp and any successors-in-interest to such parties.

3.    INCENTIVE STOCK OPTIONS

      All options granted which are designated at the time of grant as an "incentive stock option" shall be deemed an incentive stock option.

     (a) Incentive stock options granted under the Plan are intended to be qualified under Section 422 of the Code.

     (b) Full-time salaried officers and management level employees of the Bancorp or a subsidiary corporation (as that term is defined in Section 424(f) of the Code), shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bancorp who is not also a full-time salaried officer or employee of the Bancorp or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of employees and determine to whom incentive stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective incentive stock option agreements (which need not be identical), (iii) determine the times at which such incentive stock options shall be granted, (iv) determine the number of shares subject to each incentive stock option, and (v) grant such incentive stock options to such individuals. An individual who has been granted an incentive stock option may, if he or she is otherwise eligible under the Plan, be granted additional incentive stock options if the Board shall so determine.

     (c) Except as described in subsection (e) below, the Board shall not grant an incentive stock option to purchase shares of the Bancorp's common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bancorp or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

     (d) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bancorp and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

     (e) The purchase price of stock subject to each incentive stock option shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the

Bancorp or a subsidiary corporation, in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation
Section 20.2031-2.

4.   NONQUALIFIED STOCK OPTIONS

     (a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 3(d) hereof, (ii) designated at the time of the grant as "nonqualified", or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bancorp and the optionee.

     (b) Directors, full-time salaried officers and management level employees of the Bancorp or a subsidiary corporation shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of individuals and determine to whom nonqualified stock options shall be granted, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted, (iv) determine the number of shares subject to each nonqualified stock option and (v) grant such nonqualified stock options to such individuals. An individual who has been granted a nonqualified stock option may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Board shall so determine.

     (c) The purchase price of stock subject to each nonqualified stock option shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2.

5.   STOCK SUBJECT TO THE PLAN

     Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bancorp's authorized but unissued common stock (hereinafter called "stock") and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 400,000 shares. If any option shall be canceled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of the Plan.


6.   CONTINUATION OF EMPLOYMENT

     Nothing contained in the Plan (or in any option agreement) shall obligate the Bancorp or a subsidiary corporation to employ any optionee for any period or interfere in any way with the right of the Bancorp or a subsidiary corporation to reduce the optionee's compensation. However, the Bancorp may not reduce the terms of any option without the approval of the optionee.


7.   EXERCISE OF OPTIONS

     No option shall be exercisable until all necessary regulatory and shareholder approvals of the Plan are obtained. Except as otherwise provided in this section, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee's right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Notwithstanding the foregoing, the options shall vest at the rate of at least 20% per year over a five year period from the date the option is granted.

     Fractional share interests shall be disregarded, except that they may be accumulated. Not less than ten (10) shares may be purchased at any one time unless the number of shares purchased is the total number of shares which is exercisable at such time. Options may be exercised by written notice delivered to the Bancorp stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made (a) in cash or (b) subject to applicable law, with the Bancorp's stock previously acquired by the optionee and held by the optionee for a period of at least six months. Notwithstanding the foregoing, in the event an optionee who has an incentive stock option does exercise the incentive stock option by utilizing
(b) above, the optionee should obtain tax advice as to the consequences of such action. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the shares on the date of exercise. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the Bancorp subject to their stock option agreements until the date of issuance of the stock certificate to them.

8.   NONTRANSFERABILITY OF OPTIONS

     Each option shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.


9.   CESSATION OF DIRECTORSHIP OR EMPLOYMENT

     Except as provided in Sections 10 and 20 hereof, if an optionee ceases to be a director or an employee of the Bancorp or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, the optionee's option shall expire three (3) months after the date of termination of such directorship or employment. During the period after cessation of directorship or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bancorp or a subsidiary corporation. If an optionee is both a director and an employee, then unless otherwise provided for in the optionee's option grant or option agreement, such option shall expire three (3) months after the latter of the date of termination of the optionee's directorship or employment.


10.  TERMINATION OF EMPLOYMENT FOR CAUSE

     If the stock option agreement so provides and if an optionee's employment by the Bancorp or a subsidiary corporation is terminated for cause, the optionee's option shall expire thirty (30) days from the date of such termination. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

11.  DISABILITY OR DEATH OF OPTIONEE

     If any optionee dies while serving as a director or an employee of the Bancorp or a subsidiary corporation, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof. After such death but before such expiration, the persons to whom the optionee's rights under the option shall have passed by will or by the laws of descent and distribution or the executor or administrator of optionee's estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bancorp or a subsidiary corporation.

     If the optionee shall terminate his or her directorship or employment because of disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 20 hereof.

     If any optionee dies during the three (3) month period referred to in
Section 9 hereof, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof.


12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If the outstanding shares of the stock of the Bancorp are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bancorp through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 12 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13.  TERMINATING EVENTS

     A Terminating Event shall be defined as any one of the following events:
(i) a dissolution or liquidation of the Bancorp; (ii) a reorganization, merger or consolidation of the Bancorp with one or more corporations, the result of which (A) the Bancorp is not the surviving corporation, or (B) the Bancorp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 80% of the aggregate voting power of all outstanding equity securities of the Bancorp);
(iii) a sale of substantially all the assets of the Bancorp to another corporation; or (iv) a sale of the equity securities of the Bancorp representing more than 80% of the aggregate voting power of all outstanding equity securities of the Bancorp to any person or entity, or any group of persons and/or entities acting in concert. When the Bancorp knows that a Terminating Event will occur
(i) the Bancorp shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to the Plan, whether or not vested under the Plan or applicable stock option agreement, and
(ii) all outstanding options granted pursuant to the Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.


14.  AMENDMENT AND TERMINATION

     The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 12 and 13 hereof, no amendment or modification which would:

     (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

     (b)   change the minimum option price;

     (c)   increase the maximum term of options provided for herein; or

     (d) permit options to be granted to anyone other than directors, full-time salaried officers or management level employees of the Bancorp or a subsidiary corporation;

may be adopted without the Bancorp having first obtained any necessary regulatory and shareholder approvals required by law.

     No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.


15.  TIME OF GRANTING OPTIONS

     The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board described in Sections 3(b) and 4(b) hereof; provided, however, that if appropriate resolutions of the Board indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board is taken by unanimous written consent of its members, the action of the Board shall be deemed to be at the time the last member of the Board signs the consent.


16.  PRIVILEGES OF STOCK OWNERSHIP;
     SECURITIES LAW COMPLIANCE; NOTICE OF SALE

     No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bancorp has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bancorp including registration of the stock options and underlying shares, as necessary, and all applicable requirements of any exchange upon which stock of the Bancorp may be listed. The optionee shall give the Bancorp notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.


17.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be deemed adopted by the Board as of June 15, 1999 and shall be effective immediately subject to approval by the shareholders of the Bancorp within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a duly held meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bancorp's stock. No option under the Plan shall be exercised prior to the shareholders' approval of the Plan.


18.  TERMINATION

     Unless previously terminated by the Board, the Plan shall terminate at the close of business on June 15, 2009. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.


19.  OPTION AGREEMENT

     Each option shall be evidenced by a written stock option agreement executed by the Bancorp and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each incentive stock option agreement shall contain such terms and provisions as the Board may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code.


20.  OPTION PERIOD

     Each option and all rights and obligations thereunder shall expire on such date as the Board may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21.  EXCULPATION AND INDEMNIFICATION

     To the extent permitted by applicable law in effect from time to time, no member of the Board shall be liable for any act or omission of any other member of the Board nor for any act or omission on the member's own part, except the member's own willful misconduct or gross negligence. The Bancorp and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board in any action brought by a third party against such person (whether or not the Bancorp is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board arising with respect to the Plan or administration thereof or out of membership on the Board or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board was acting in good faith, within what such member of the Board reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 21 does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp or a subsidiary corporation thereof. The provisions of this Section 21 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board and the term "person" as used in this Section 21 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.


22.  AGREEMENT AND REPRESENTATIONS OF OPTIONEE

     Unless the shares of stock covered by the Plan have been registered with the Securities Exchange Commission, each optionee shall, by accepting an option, represent and agree, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Bancorp, furnish evidence satisfactory to the Bancorp (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Bancorp, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

     The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Bancorp that registration is not required.

to assure itself against any sale or distribution by the optionee which does not comply with the Plan or any federal or state securities laws.


     The Bancorp agrees to remove any legend affixed to the certificates embodying the shares pursuant to this Section 22 when all of the restrictions on the transfer of the shares, whether imposed by the Plan or federal or state law, have terminated.


23.  INFORMATION TO EMPLOYEES

     The Bancorp shall provide optionees with financial statements of the Bancorp at least annually.

                                        PROXY

                                WESTERN SIERRA BANCORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Harold S. Prescott, Jr., Darol B. Rasmussen and Joseph
A. Surra and each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Western Sierra Bancorp (the "Bancorp") which the undersigned would be entitled to vote at the meeting of shareholders to be held on July 27, 1999 at 6:00 p.m., at the Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.   Election of fifteen (15) persons to be directors.

               Robert G. Albrecht                 Thomas Manz
               Charles W. Bacchi                  Harold S. Prescott, Jr.
               Barbara L. Cook                    Darol B. Rasmussen
               Kirk Doyle                         Osvaldo I. Scariot
               William J. Fisher                  Richard C. Seeba
               Gary D. Gall                       Joseph A. Surra
               Richard L. Golemon                 Howard "Bud" Van Lente
               John Helms

     [ ]   FOR ALL NOMINEES LISTED ABOVE          [ ]  WITHHOLD AUTHORITY
           (Except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)

-------------------------------------------------------------------------------

2. Amendment of Section 3.2 of the Bancorp's Bylaws to change the range of directors from 8 to 15, to 11 to 21.

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

3.   Adoption of the Western Sierra Bancorp 1999 Stock Option Plan.

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

4. Ratification of the appointment of Perry-Smith & Co., LLP as the Bancorp's independent auditors for the year 1999.

               [ ]   FOR      [ ]   AGAINST      [ ]   ABSTAIN

5. Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.

                              PLEASE SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.  The
Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

          [ ]  I DO        [ ] I DO NOT        EXPECT TO ATTEND THE MEETING.


                                               --------------------------------
                                                        (Number of Shares)


                                               --------------------------------
                                                    (Please Print Your Name)


                                               --------------------------------
                                                    (Please Print Your Name)


                                               --------------------------------
                                                              (Date)


                                               --------------------------------
                                                   (Signature of Shareholder)


                                               --------------------------------
                                                   (Signature of Shareholder)

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE BANCORP A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                       2